This is a supplement dated August 9, 1999 to the Lincoln Life Flexible Premium Variable Life Account M Prospectus dated May 3, 1999.

              State of Illinois Department of Insurance Requirement
                  Regarding References to "No Lapse" Provision
              (FOR CONTRACTS ISSUED IN THE STATE OF ILLINOIS ONLY)


The following applies to this prospectus only if the contract offered through this prospectus is issued in the State of Illinois.

- Read all references to a "No Lapse" provision of the Policy to be references to the "Coverage Protection" provision of the Policy, and

- Replace the phrase "the Policy will not lapse," or words to that effect, with "the Policy will continue in force," or words to that effect.